Institutional Class HAIDX
Administrative Class HRIDX
Investor Class HIIDX
Retirement Class HNIDX
Harbor Diversified International All Cap Fund
Summary Prospectus – March 1, 2017
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2017, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect brokerage commissions you may pay when buying or selling shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Administrative Class	Investor Class	Retirement Class
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	0.25%	0.25%	None
Other Expenses[1]	0.48%	0.48%	0.60%	0.40%
Total Annual Fund Operating Expenses[1]	1.23%	1.48%	1.60%	1.15%
Expense Reimbursement1,[2]	(0.38)%	(0.38)%	(0.38)%	(0.38)%
Total Annual Fund Operating Expenses After Expense Reimbursement1,[2]	0.85%	1.10%	1.22%	0.77%
1  Restated to reflect current fees.
2  The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.85%, 1.10%, 1.22% and 0.77% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively, through February 28, 2018. Only the Fund’s Board of Trustees may modify or terminate this agreement.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect brokerage commissions you may pay when buying or selling shares of the Fund. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Institutional Class	$ 87	$353	$639	$1,455
Administrative Class	$112	$431	$772	$1,736
Investor Class	$124	$468	$835	$1,868
Retirement Class	$ 79	$328	$596	$1,364
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund’s portfolio turnover rate for the period November 2, 2015 (inception) through October 31, 2016 was 68%.
Principal Investment Strategy
The Fund invests primarily (no less than 65% of its total assets) in common and preferred stocks of foreign companies, including those located in emerging market countries.
The Subadviser’s investment strategy focuses on identifying attractive long-term investment opportunities that can arise as a result of certain capital cycle, or supply-side, conditions. Capital cycle investing is based on the concept that the prospect of high returns will attract excessive capital and competition, and vice versa. The assessments of how management responds to the forces of the capital cycle through their capital allocation strategy and how they are incentivised are both critical to the investment outcome. While capital cycles are often observed at an industry level, particularly where the investment merits of an individual business are influenced by the rationality of actors within a given competitive ecosystem, they are first identified through bottom-up analysis at the company level. The Subadviser broadly characterizes investments within two opposite points of the capital cycle:
■	High Return Phase: Investments in the top half of the capital cycle, where high rates of return within a business and/or industry are being attained, are often characterized as having some sort of intrinsic pricing power that allow them to fend off competition and excess capital that would otherwise be drawn to the prospects of high returns. These types of investments can also be characterized as having a consolidated industry market structure with high barriers to entry.
■	Depressed Return Phase: Investments in the bottom half of the capital cycle, where rates of return have fallen to or below the cost of capital and where capital is being repelled as a result, are often characterized as contrarian, deep value investments where an improvement in the economic returns of a business are not accurately discounted by the broad market. A consolidating market structure, where supply and competition are removed, or a radical shift in management strategy, are often conditions leading to these types of investments.
The Subadviser uses fundamental, bottom-up qualitative analysis to evaluate businesses and the industry within which they operate. Research meetings with company management represent the

Summary Prospectus
Harbor Diversified International All Cap Fund

majority of analytical effort conducted by the Subadviser. Business attributes that the Subadviser finds attractive include companies that:
■	Deploy capital effectively and efficiently
■	Have high insider ownership and/or where company management are appropriately incentivised to focus on long-term results
■	Operate in a monopolistic, oligopolistic or consolidating industry
■	Show improving or high and sustainable returns on invested capital
■	Generate attractive or improving free-cash-flow
Given the contrarian and long-term nature of the capital cycle, the Subadviser’s investment strategy tends to result in a portfolio of investments that can differ significantly from the Fund’s benchmark index, with average holding periods of seven years or more for individual company investments.
The Subadviser allocates responsibility for sourcing investment opportunities among its portfolio managers by regions of the world, with different portfolio managers responsible for each of Europe, Japan, the Pacific Basin and emerging markets, and North America. Regional allocations are determined by Mr. Ostrer and Mr. Arah, with input from the respective regionally-focused portfolio managers. Shifts in regional weightings have historically been the slowest evolving component of the Subadviser’s overall portfolio construction. All of the portfolio managers employ the capital cycle approach to investing across their respective regions in order to identify individual companies for investment. The investment ideas generated across each of the four regions are then combined into the Fund’s overall portfolio. This results in a portfolio that generally maintains investments in between 350 and 450 companies. While inherently diversified, a bias towards smaller and mid cap businesses in niche industries, coupled with a particularly long holding period, result in a portfolio that is significantly differentiated from the Fund’s benchmark index.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund include:
Market and Issuer Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular issuer’s stock.
Capital Cycle Risk: The Subadviser’s assessment of the capital cycle for a particular industry or company may be incorrect. Investing in companies at inopportune phases of the capital cycle can result in the Fund purchasing company stock at pricing levels that are higher than the market dynamics would support and therefore subject the Fund to greater risk that the stock price would decline rather than increase over time.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect. The Subadviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Foreign Securities Risk: Because the Fund invests primarily in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. They are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after

Summary Prospectus
Harbor Diversified International All Cap Fund

taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborfunds.com or call 800-422-1050.
Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	6.40%	Q3 2016
Worst Quarter	-2.46%	Q1 2016

Average Annual Total Returns — As of December 31, 2016
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Diversified International All Cap Fund
Institutional Class Before Taxes	-0.01%	N/A	N/A	-2.03%	11-02-2015
After Taxes on Distributions	-0.21%	N/A	N/A	-2.22%
After Taxes on Distributions and Sale of Fund Shares	0.37%	N/A	N/A	-1.46%
Administrative Class Before Taxes	-0.27%	N/A	N/A	-2.28%	11-02-2015
Investor Class Before Taxes	-0.34%	N/A	N/A	-2.35%	11-02-2015
Retirement Class* Before Taxes	0.04%	N/A	N/A	-1.99%	03-01-2016
Comparative Index (reflects no deduction for fees, expenses or taxes)
MSCI All Country World Ex. U.S. (ND)^	4.50%	N/A	N/A	0.35%
*	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^	Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Administrative, Investor and Retirement Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.
Subadviser
Marathon Asset Management LLP (“Marathon-London”) has subadvised the Fund since its inception in 2015.
Portfolio Managers
Neil M. Ostrer
Marathon Asset Management LLP
Mr. Ostrer is a Portfolio Manager and co-founder of Marathon-London and has co-managed the Fund since its inception in 2015.
William J. Arah
Marathon Asset Management LLP
Mr. Arah is a Portfolio Manager and co-founder of Marathon-London and has co-managed the Fund since its inception in 2015.
Charles Carter
Marathon Asset Management LLP
Mr. Carter is a Portfolio Manager of Marathon-London and has co-managed the Fund since its inception in 2015.
Nick Longhurst
Marathon Asset Management LLP
Mr. Longhurst is a Portfolio Manager of Marathon-London and has co-managed the Fund since its inception in 2015.
Michael Godfrey
Marathon Asset Management LLP
Mr. Godfrey is a Portfolio Manager of Marathon-London and has co-managed the Fund since its inception in 2015.
David Cull
Marathon Asset Management LLP
Mr. Cull is a Portfolio Manager of Marathon-London and has co-managed the Fund since its inception in 2015.
Robert Anstey
Marathon Asset Management LLP
Mr. Anstey is a Portfolio Manager of Marathon-London and has co-managed the Fund since its inception in 2015.
Simon Somerville
Marathon Asset Management LLP
Mr. Somerville is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2016.

Summary Prospectus
Harbor Diversified International All Cap Fund

Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborfunds.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Institutional Class	Administrative Class[1]	Investor Class	Retirement Class[2]
Regular	$50,000	$50,000	$2,500	$1,000,000
Individual Retirement Account (IRA)	$50,000	N/A	$1,000	$1,000,000
Custodial (UGMA/UTMA)	$50,000	N/A	$1,000	$1,000,000
1  Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
2  There is no minimum investment for the following types of institutional investors that maintain accounts with Harbor Funds at an omnibus or plan level:  (1) employer-sponsored retirement or benefit plans, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans, and (2) accounts maintained by financial intermediaries, including investment firms, banks and broker-dealers.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Institutional, Administrative and/or Investor Classes of shares of the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. No compensation may be paid by the Fund and/or its related companies to intermediaries for the sale of Retirement Class shares or related services for Retirement Class shareholders. Ask your sales representative or visit your financial intermediary’s website for more information.

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Summary Prospectus
Harbor Diversified International All Cap Fund

March 1, 2017
Institutional Class	Administrative Class	Investor Class	Retirement Class
HAIDX	HRIDX	HIIDX	HNIDX
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
FD.P.38.DIAC.0317